SECOND AMENDMENT TO INDUSTRIAL BUILDING LEASE

         This Second Amendment to Industrial Building Lease (this "Amendment") is entered into this 25th day of January, 2008 (the "Effective Date"), by and between First Industrial, LP, a Delaware limited partnership, as landlord ("Landlord"), and RB Distribution, Inc., a Pennsylvania corporation, as tenant ("Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into that certain Industrial Building Lease, effective January 31, 2006 (the "Lease"), for approximately 268,253 rentable square feet (the "Initial Premises") in that certain building (the "Building") located at 3150 Barry Drive, Portland, Tennessee;

         WHEREAS, Landlord and Tenant amended the Lease by that First Amendment to Lease dated June 15, 2007 ("First Amendment").

         WHEREAS, Tenant has taken occupancy of the Initial Premises and pursuant to Section 27 of the Lease, Tenant was granted an option to cause Landlord to expand the Building by approximately 145,790 square feet ("Expansion Premises"), such that Tenant could lease the Expansion Premises (this option being referred to in the Lease as the "Expansion Option") in addition to the Initial Premises; and

         WHEREAS, Tenant has elected to exercise the Expansion Option, and Landlord and Tenant now desire to modify and amend the Lease to set forth the terms and conditions upon which Tenant will lease the Expansion Premises.

         NOW, THEREFORE, in consideration of the terms and provisions of this Amendment, Landlord and Tenant hereby modify and amend the Lease, as follows:

         1. Recitals. All of the Recitals set forth above are hereby incorporated into the body of this Amendment, as though separately and specifically set forth herein.

         2. Defined Terms and Conflict. Any capitalized terms used, but not defined, in this Amendment shall be deemed to have the meanings respectively ascribed to those terms in the Lease. In the event of any conflict between the terms and provisions of the Lease and those of this Amendment, the terms and provisions of this Amendment shall control, in all events.

         3. Construction of Expansion Premises. Landlord and Tenant hereby acknowledge that Landlord has agreed to construct the Expansion Premises based upon the following: (i) final plans, drawings and specifications for the Expansion Premises (the "Final Expansion Plans"), and (ii) a comprehensive schedule for the Construction of the Expansion Premises (the "Expansion Schedule") (the Final Expansion Plans and Expansion Schedule being hereinafter collectively referred to as the "Expansion Documents"). The Expansion Documents are attached as Exhibit C-1 to this Amendment and incorporated herein by reference.

         4. Incorporation of Expansion Premises. Effective as of the Expansion Premises Occupancy Date (as hereinafter defined), Section 1.4 of the Lease is amended to provide that the "Premises" shall include the entirety of the Building, as expanded, which shall be deemed to include 414,043 rentable square feet, consisting of the Initial Premises and the Expansion Premises, as more particularly shown on the floor plan attached hereto as Exhibit A-1 and incorporated herein by reference. The "Expansion Premises Occupancy Date" means either (a) the date a Certificate of Occupancy (or all approvals required by the issuance thereof if the Tenant can legally occupy the Expansion Premises prior to issuance of the Certificate of Occupancy) is obtained for the Expansion Premises or (b) if a Certificate of Occupancy is not required as a condition to Tenant's lawful occupancy of the Expansion Premises, the date that the Expansion Premises are substantially completed (subject to punch list items), as confirmed in writing by Landlord's architect); provided that if either (a) or (b) is delayed or prevented because of work Tenant is responsible for performing in the Expansion Premises, "Expansion Premises Occupancy Date" shall mean the date that all work to be performed by Landlord pursuant to the Expansion Documents which is necessary for either (a) or (b) to occur, has been performed (subject to punch list items) and Landlord has made the Expansion Premises available to Tenant.

         5. Lease Term. Effective as of the Expansion Premises Occupancy Date,
Section 1.5 of the Lease is amended to reflect that the "Term" shall be extended to expire ten (10) years from the Expansion Premises Occupancy Date, unless renewed pursuant to Section 26 of the Lease.

         6. Delivery of Expansion Premises; No Landlord's Work. Landlord shall deliver possession of the Expansion Premises to Tenant improved and constructed in substantial accordance with the Final Expansion Plans on the Expansion Premises Occupancy Date. Subject to the foregoing, Tenant shall otherwise accept the Expansion Premises in their "AS-IS," "WHERE-IS" condition. Tenant acknowledges that, except as otherwise provided herein, neither Landlord nor Agent, nor any representative of Landlord, has made any representation as to the condition of the foregoing or the suitability of the foregoing for Tenant's Intended Use. Landlord and Tenant acknowledge and agree that the "Landlord's Work," as described in Section 5.1 and Exhibit C of the Lease, has been performed to Tenant's satisfaction and shall not apply to the Expansion Premises.

         7. Base Rent. Landlord and Tenant acknowledge and agree that, effective as of the beginning of the third month following the Expansion Premises Occupancy Date, Tenant shall commence paying Annual Base Rent for the Expansion Premises ("Expansion Premises Base Rent"), in addition to the Base Rent payable for the Initial Premises as described in Section 2.2 of the Lease and on the same terms and conditions described therein, which Annual Expansion Premises Base Rent for the period beginning on the first day of the third month following the Expansion Premises Occupancy Date to, through and including
February 28, 2010, shall be Four Hundred Seventy-Three Thousand, Eight Hundred Seventeen and 50/100 Dollars ($473,817.50)on an annual basis. Thereafter, commencing on March 1, 2010, and continuing through the Extended Term, the Expansion Premises Base Rent shall be the product of multiplying (i) the Expansion Premises Base Rent payable for the preceding Lease Year (the preceding twelve-month period ending March 1) by (ii) the CPI Increase during the preceding Lease Year; provided, however, in no year shall the CPI Increase exceed two percent (2%) of the Base Rent for the preceding Lease Year of the Extended Term. As of the Expansion Premises Occupancy Date, the total Base Rent payable by Tenant under the Lease shall be the sum of (aa) the Base Rent then in effect under the Lease with respect to the Initial Premises, plus (bb) the Expansion Premises Base Rent for the Expansion Premises (provided that Expansion Premises Base Rent shall not commence until the beginning of the third month following the Expansion Premises Occupancy Date), but in each instance subject to those increases as described in the Lease, as amended hereby (in Section 2.2 of the Lease with respect to the Initial Premises and in this paragraph of the Amendment with respect to the Expansion Premises).

         8. No Termination Option. As of the Effective Date, Landlord and Tenant acknowledge and agree that the Termination Option set forth in Section 25 of the Lease has been unconditionally waived by Tenant and is deemed to be of no further force or effect.

         9. Base Rent/Escalation Renewal Term. Section 26.2 of the Lease is generally amended to provide that the Base Rent (for the Expansion Premises and the Original Premises) for the first year of the first Renewal Term, and for each succeeding Lease Year of the first Renewal Term, shall be the amount of Base Rent payable for the preceding Lease Year multiplied by the stocktickerCPI Increase; provided, however, in no year shall the CPI Increase exceed two percent (2%) of the Base Rent for the preceding Lease Year. Should Tenant exercise the Renewal Option for a second Renewal Term after having previously exercised the Renewal Option for the first five year Renewal Term, the Base Rent payable by Tenant for said second Renewal Term shall be governed by the provisions of Section 26.2 without regard for the preceding sentence.

         10. Expansion Premises Acknowledgement. Promptly following the substantial completion of the Expansion Premises, Landlord and Tenant will enter into a writing to acknowledge (i) the Expansion Premises Occupancy Date and (ii) the total Base Rent payable from Tenant to Landlord for the Original Premises and Expansion Premises.

         11. Brokers. Landlord and Tenant represent each to the other that except for a commission payable by Landlord by Binswanger & Co. under a written commission agreement, neither party has otherwise used a broker in connection with this Amendment. Each party shall defend and indemnify the other from and against any claims, demands and actions brought by any broker or other finder to recover a brokerage commission or any other damages on the basis of alleged dealings with the indemnifying party contrary to the foregoing representation.

          11. Entire Agreement. This Amendment constitutes the entire understanding between the parties with respect to the matters contemplated herein, and all prior or contemporaneous oral agreements, understandings, representations and statements are merged into this Amendment.

         12. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the state in which the Property is located.

          13. Counterparts; Facsimile. This Second Amendment may be executed in multiple counterparts and shall be valid and binding with the same force and effect as if all parties had executed the same Amendment. A fully executed facsimile copy of this Amendment shall be effective as an original.

          14. Amendment to PILOT Arrangement. Tenant shall reasonably cooperate in good faith with Landlord in connection with Landlord's undertaking to cause the Expansion Premises and Landlord's financing of same to be subjected to the PILOT Arrangement under terms and conditions consistent with the PILOT Arrangement applicable to the Initial Premises.



                         [signatures on following page]

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Second Amendment as of the day and year first above written.

                                    LANDLORD:

         FIRST INDUSTRIAL, LP, a Delaware limited partnership


         By:
                        /Richard Czerwinski/
            ____________________________________________

        Name:            Richard Czerwinski
             ___________________________________________

        Title: National Director of Leasing and Asset Management
              __________________________________________________



                                    TENANT:

           RB DISTRIBUTION, INC., a Pennsylvania corporation


        By:          /Thomas J. Knoblauch/
           _____________________________________________

                      Thomas J. Knoblauch
        Name: __________________________________________

                           Secretary
        Title: _________________________________________



        TENANT'S GUARANTOR hereby signs this Amendment to evidence its consent thereto and acknowledge that its Guaranty of the Lease remains in full force and effect:


        DORMAN PRODUCTS, INC. (successor to R & B INC.), a Pennsylvania corporation


        By:            /Steven Berman/
           ______________________________________________

                        Steven Berman
        Name: ___________________________________________

                          President
        Title: __________________________________________

                                   EXHIBIT A-1

                               Expansion Premises





                           [See attached floor plan.]

                                   EXHIBIT C-1

                               Expansion Documents





                                 [See attached.]